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                         EXECUTIVE EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of June 4, 1998, between CARTER-WALLACE, INC., a Delaware corporation (the "Company"), as the employer, and RALPH LEVINE (the "Executive"), as the employee.

                              W I T N E S S E T H:

                  WHEREAS, the Executive has been employed by the Company in an executive capacity for a number of years; and
                  WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company on the terms and conditions hereinafter set forth;
                  NOW, THEREFORE, in consideration of the mutual covenants herein, the Company and the Executive agree as follows:

1.       Period of Employment.  The Company shall employ the
Executive pursuant to this Agreement for a period (the "Term") commencing as of the date hereof and continuing until terminated as provided in Section 8 of this Agreement.

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                  2. Compensation.  The Executive shall be paid a base salary at the rate of not less than $884,000 per year during the Term, payable in equal semi-monthly installments. Notwithstand ing the foregoing, said base salary may be increased (but not decreased) as determined by the Company in accordance with the policies of the Company and said increased salary shall thereafter be the base salary of the Executive. In addition, the Executive shall be entitled to participate, on a basis consistent with his position with the Company, in any retirement, pension, profit sharing, bonus, stock option and restricted stock award plans, and death and life insurance benefits and medical insurance programs, of the Company, now in existence or hereafter adopted, in which other executive employees participate, in accordance with the terms of any such plan, benefit or program.

                  3. Reimbursement for Expenses. The Company shall reimburse the Executive in a manner consistent with the policies of the Company for all reasonable expenses of the Company incurred or paid by the Executive in discharge of his duties hereunder.

                  4. Duties and Title of Executive. During the Term, the Executive shall have the title of President and Chief Operating Officer, shall report directly to the Chief Executive Officer of the Company (or, if the Company becomes a subsidiary of another company, to the Chief Executive Officer of the ultimate parent of such company) and shall have the powers, status and duties that are normally exercised in and ordinarily pertain to these positions.

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

                  To the extent feasible and consistent with applicable law, the Company shall use its best efforts to cause the Executive to be elected a director of the Company and a member of the Company's Executive Committee and Corporate Office.

                  The Executive's office shall be located at the Company's executive office located at 1345 Avenue of the Americas, New York, New York 10105 or in such other suitable and comparable space in New York City as the Board of Directors may select.

                  5. Acceptance by Executive. The Executive accepts the aforementioned employment at the compensation specified above. During the Term, the Executive shall devote his best efforts to the service of the Company and to the performance of the duties specified above. The Executive shall be permitted to take vacation in each year of his employment in conformance with Company vacation policy, the terms of which (as applied to the Executive) shall be no less favorable than the terms of such policy as in effect on the date hereof.

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                  6. Covenant Not to Compete;  Nonsolicitation.  (a) Except with the prior written consent of the Company authorized by a resolution adopted by the Board of Directors of the Company, during the Term and for a period of one year after the termination of the Executive's employment for any reason, the Executive will not, and will not permit any corporation, partnership or other business entity in which the Executive has a financial interest, to engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by the Executive of not more than one percent of the capital stock of any other corporation or a one percent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 6.

                  (b) During the Term and for a period of one year after the termination of the Executive's employment for any reason, the Executive shall not personally (and shall not personally cause others to) (i) take any action to solicit or divert any material business or customers away from the Company, (ii) induce customers, potential customers, suppliers, agents or other persons

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under  contract or otherwise  associated  or doing  business with the Company to terminate, reduce or alter any such association or business, or (iii) induce any person employed by the Company to (A) terminate such employment arrangement, (B) accept employment with another person, or (C) interfere with the customers or suppliers or otherwise with the Company in any manner.

                  7. Secrecy; Nondisparagement. (a) The Executive recognizes and acknowledges that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. The Executive will not, during the Term or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Company, unless such information shall have previously become public knowledge.

                  (b) The Executive agrees that he will not make any disparaging statements about the Company or the directors,

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officers or employees of the Company;  provided that this Section 7(b) shall not
apply  to  truthful  testimony  as  a  witness,   compliance  with  other  legal
obligations, or truthful assertion of or defense against any claim or breach of this Agreement, or to the Executive's truthful statements or disclosures to officers or directors of the Company, and shall not require the Executive to make false statements or disclosures. The Company agrees that neither the directors nor the officers of the Company nor any spokesperson for the Company shall make any disparaging statements about the Executive; provided that this
Section 7(b) shall not apply to truthful testimony as a witness, compliance with other legal obligations, truthful assertion of or defense against any claim of breach of this Agreement, or truthful statements or disclosures to the Executive, and shall not require false statements or disclosures to be made.

                  8. Termination. (a) Cause. The Board of Directors, by a vote of three-quarters of the entire Board of Directors, may terminate the employment of the Executive if the conduct of the Executive shall, in the opinion of the Board of Directors, constitute cause for immediate dismissal. As used in this Agreement, the term "cause" shall mean (i) the Executive's willful and material breach of Sections 6 or 7 of this Agreement;

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(ii) the Executive's conviction of a felony; or (iii) the Executive's engagement in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company. For purposes of this Agreement, an act or failure to act on the Executive's part shall be considered "willful" if it was done or omitted to be done by him not in good faith, and shall not include any act or failure to act resulting from any incapacity of the Executive. Notwithstanding the foregoing, a termination for "cause" shall not take effect unless the Executive has been given written notice by the Company of its intention to terminate him for "cause", such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for "cause" is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. The Executive shall have 20 days after the date that such written notice has been given to him in which to cure such conduct, to the extent such cure is possible. If he fails to cure such conduct, the Executive shall then be entitled to a hearing before the Board of Directors at which the Executive and

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his counsel are entitled to appear. Such hearing shall be held within 25 days of such notice to the Executive, provided he requests such hearing within 10 days of the written notice from the Company of the intention to terminate him for "cause". If, within five days following such hearing, the Executive is furnished written notice by the Board of Directors confirming that, in its judgment, grounds for "cause" on the basis of the original notice exist, he shall thereupon be terminated for "cause."

                  (b) Without Cause. The Board of Directors, by a majority vote of the entire Board of Directors, may terminate the employment of the Executive without cause.

                  (c) Disability. The Board of Directors of the Company, by a vote of a majority of the entire Board of Directors, may terminate the employment of the Executive under this Agreement if the Executive has become incapacitated or disabled to such an extent that he is incapable of performing the duties and services required to be performed hereunder for a period or periods aggregating in excess of six months in any twelve-month period.

                  (d) Death. The employment of the Executive shall terminate if the Executive shall die.

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

                  (e) Voluntary Termination or Retirement. The employment of the
Executive shall terminate if the Executive shall voluntarily leave the employment of the Company for other than good reason or shall retire. As used herein, "good reason" shall mean (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by Section 4 of this Agreement or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Company promptly after receipt of notice thereof given by the Executive;
(ii) a decrease in the target annual incentive award opportunity below 56.25% of his base salary; (iii) the transfer or attempted assignment of the Executive without his consent to a location outside New York City or the assignment to the Executive of duties that require that he travel outside New York City in any fiscal year for more than the average number of days of business-related travel in the preceding three fiscal years; or (iv) any failure of the Company to comply with and satisfy Section 13(c) of this Agreement or any

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other  material  breach of this  Agreement by the Company.  For purposes of this
Agreement, "retire" or "retirement" shall mean the Executive's voluntary termination of employment with the Company after attaining age 65 or, if earlier, the date on which the Executive is eligible to terminate employment with the Company and promptly thereafter commence receiving retirement benefits pursuant to any pension plan maintained by the Company without any reduction for the failure to attain a prescribed age.

                  (f) Good Reason. The employment of the Executive may be terminated by the Executive for good reason.

                  9.       Obligations of the Company Upon Termination.

                  (a) Cause; Voluntary Termination or Retirement. If the Executive's employment is terminated under subsections (a) or (e) of Section 8, the Company shall have no further obligations to the Executive hereunder, except that the Company shall pay to the Executive the Accrued Amounts (as hereinafter defined) and, in the case of a retirement, a Pro-Rated Bonus (as hereinafter defined). Moreover, in the case of a retirement, all of the Executive's then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the options, and all of the Executive's then outstanding restricted and deferred stock grants relating to

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common stock of the Company  shall become  immediately  vested.  For purposes of this Agreement, the "Accrued Amounts" means the full amount due to the Executive and not theretofore paid for base salary up to the date of such termination, the amount of any accrued but unpaid bonus on account of the last full fiscal year preceding the date of such termination and the amount of any accrued vacation pay. A "Pro-Rated Bonus" means a pro-rated bonus reflecting the number of months (treating any partial month as a full month for this purpose) in the Termination Year (as hereinafter defined) during which the Executive was employed, such bonus to be calculated and paid as soon as practicable following the end of the Termination Year. As used herein, "Termination Year" means the fiscal year in which the Executive's employment is terminated.

                  (b) Without Cause; Good Reason. If the Executive's employment is terminated pursuant to subsections (b) or (f) of Section 8, the Company shall pay to the Executive in a lump sum in cash within seven days after the date of termination the aggregate of the following amounts:

                       (i)  The Accrued Amounts;

                      (ii)  Three times the Executive's Final
         Compensation.  For purposes of this Agreement, the

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         Executive's "Final  Compensation"  means the sum of (A) the Executive's annual base salary as in effect immediately prior to the termination and (B) the greater of (x) the highest bonus earned by the Executive in any of the three full fiscal years preceding the date of termination and (y) the target bonus (based on the assumed attainment of 100% of the performance objectives) for the Termination Year; and

                     (iii) An amount equal to the increase in the lump-sum benefit to which the Executive would be entitled under the Carter-Wallace, Inc. Executive Pension Benefits Plan (assuming for this purpose that he had elected a lump-sum benefit payable upon his termination) if the calculation of the gross benefit thereunder (but not of any offset amounts) were modified by (A) increasing his number of years of benefit service by five and (B) substituting his Final Compensation for his "Modified Average Compensation" in the benefit formula.

In addition, for a period of three years following termination of the Executive's employment, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Executive and/or his family at least equal to those which would have been provided in accordance with

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

the welfare benefit plans, programs, practices and policies of the Company if the Executive's employment had not been terminated, including medical, dental, disability and group life insurance plans and programs, in accordance with the most favorable plans, practices, programs or policies of the Company during the 90-day period immediately preceding the date the Executive's employment is terminated or, if more favorable, as in effect from time to time thereafter with respect to other senior executives of the Company and their families and, for purposes of eligibility for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of such three-year period and to have retired on the last day of such period. Moreover, all of the Executive's then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the options, and all of the Executive's then outstanding restricted and deferred stock grants relating to common stock of the Company shall become immediately vested.

                  (c) Disability. If the Executive's employment is terminated pursuant to subsection (c) of Section 8, the Company shall (i) pay to the Executive the Accrued Amounts and a Pro

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Rated  Bonus and (ii)  make,  or cause to be made,  payments  to the  Executive, including any payments made to the Executive under the Company's Long-Term Disability Income Plan, equal to sixty percent of the Executive's annual base salary rate in effect immediately prior to the termination of employment of the Executive, payable in equal semi-monthly payments, from the date of such termination until the date on which payments would cease to be payable under the terms of such Plan as in effect on the date hereof.

                  (d)  Death.  If  the  Executive's   employment  is  terminated
pursuant to subsection (d) of Section 8, the Company shall pay to the Executive's estate the Accrued Amounts and a Pro-Rated Bonus.

                  (e) Nothing in this Section 9 shall be interpreted as reducing or eliminating any benefits to which the Executive or his beneficiaries are entitled, without regard to this Agreement, under any plan or program of the Company following a termination of employment for any reason.

                  (f) In  the  event  of any  termination  of  employment  under
Section 8, the Executive shall be under no obligation to seek other employment, and there shall be no offset against any amounts due the Executive under this Agreement on account of the

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remuneration  attributable  to any subsequent  employment that the Executive may obtain. Any amounts due under this Section 9 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

                  (g) The Company shall pay fees and expenses reasonably incurred by the Executive as a result of his seeking to obtain or enforce any right or benefit provided by this Agreement, promptly and from time to time, at his request as such fees and expenses are incurred unless the Executive's actions in such regard are determined to be frivolous or in bad faith.

                  (h) The Executive agrees, as a condition to receipt of the termination payments and benefits provided for in this Section 9, that he will execute a release agreement, in a form reasonably satisfactory to the Company and the Executive, releasing any and all claims arising out of the Executive's employment (other than enforcement of this Agreement, the Executive's rights under any of the Company's incentive compensation and employee benefit plans and programs to which he is entitled under this Agreement or otherwise, and any claim for any tort for personal injury not arising out of or related to his termination of employment).

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                  10. Excise Tax Gross-Up.  If the Executive becomes entitled to one or more payments (including, without limitation, the vesting of any non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company (all such amounts, exclusive of additional payments pursuant to this Section 10, being referred to herein as the "Total Payments"), which are or become subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed) (the "Excise Tax"), the Company shall pay to the Executive at the time specified below an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after reduction for (x) any Excise Tax (including any penalties or interest thereon) on the Total Payments and on the Gross-Up Payment and (y) any federal, state, or local income or employment tax on the Gross-Up Payment, shall be equal to the sum of (a) the Total Payments, and (b) an amount equal to the product of any deductions disallowed for federal, state, or local income tax purposes because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income multiplied by the highest applicable marginal rate

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of federal, state, or local income taxation, respectively, for the calendar year in which the Gross-Up Payment is to be made.

                  For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of
Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the written opinion of independent tax counsel or auditors of nationally recognized standing selected by the Company and reasonably acceptable to the Executive ("Independent Advisors"), the Total Payments do not constitute parachute payments, or such excess parachute payments in excess of the base amount within the meaning of
Section 280G(b)(3) of the Code represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code or are otherwise not subject to the Excise Tax; and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If more than one Gross- Up Payment is made (including for this purpose any parachute

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excise  tax  gross-up   payment  pursuant  to  the  terms  of  any  other  plan,
arrangement, or agreement with the Company), the amount of each Gross-Up Payment shall be computed so as not to duplicate any prior Gross-Up Payment.

                  For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made; (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of the Executive's adjusted gross income); and
(C) to have otherwise allowable deductions for federal, state, and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income.

                  The Gross-Up Payment shall be paid on or before the earlier of
(i) the 30th day after it has been determined that the Total Payments (or any portion thereof) are subject to the Excise

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

Tax, or (ii) the date on which the Excise Tax becomes due and payable to the taxing authorities; provided, however, that if the amount of such Gross-Up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined by the Independent Advisors, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined by the Independent Advisors to have been due, the Executive shall repay to the Company the amount of such excess, plus interest at the rate provided in Section 1274(b)(2)(B) of the Code, within five days following the Company's demand therefor.

                  In the event that the Excise Tax is subsequently determined, in a final judicial determination or a final administrative settlement to which the Executive is a party (a "Final Determination"), to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined (but, if

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previously paid to the taxing  authorities,  not prior to the time the amount of such reduction is refunded to the Executive or otherwise realized as a benefit by the Executive), the portion of the Gross-Up Payment that would not have been paid if such Excise Tax as finally determined had been applied in initially calculating the Gross-Up Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined in a Final Determination to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess if finally determined.

                  The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determination and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise

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

Tax (including any interest or penalties thereon); provided, however, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. The Executive shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-Up Payment hereunder.

                  11. Remedies. In the event of a breach or threatened breach by the Executive of the provisions of Section 6 or Section 7 of this Agreement, the Company shall be entitled to seek an injunction restraining the Executive from violating either of said provisions, or any other remedy, including the recovery of damages from the Executive. If the Executive shall breach any of the provisions of Section 6 or Section 7 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to the Executive.

                  12. Assistance in Litigation. The Executive shall, upon reasonable notice, furnish such information and proper

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assistance  to the  Company as may  reasonably  be  required  by the  Company in connection with any litigation in which it or any of its subsidiaries or affiliates is or may become a party.

                  13. Successors. (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

                  14. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New York 10105, Attention: Board of Directors, and to the Executive, at 930 Park Avenue, Apartment 7-N, New York, New York 10028, unless another address has been given to the other party hereto in writing.

                  15. Interpretation. No provision of this Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to the employment of the Executive. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.

                  16. Arbitration. The parties agree that any dispute or controversy arising under or in connection with this Agreement shall be submitted to and determined by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association and agree to be bound by the decision in any such arbitration provision.

                  17. Renewals and Amendments. This Agreement may be renewed, extended, altered or amended at any time by mutual written agreement signed by both parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              CARTER-WALLACE, INC.



                                                By
                                                     ---------------------------
                                                         Chairman of the Board


                                                     ---------------------------
                                                             Ralph Levine

                         EXECUTIVE EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of June 4, 1998, between CARTER-WALLACE, INC., a Delaware corporation (the "Company"), as the employer, and PAUL A. VETERI (the "Executive"), as the employee.

                              W I T N E S S E T H:

                  WHEREAS, the Executive has been employed by the Company in an executive capacity for a number of years; and

                  WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants herein, the Company and the Executive agree as follows:

                  1. Period of Employment. The Company shall employ the Executive pursuant to this Agreement for a period (the "Term") commencing as of the date hereof and continuing until terminated as provided in Section 8 of this Agreement.

                  2. Compensation. The Executive shall be paid a base salary at the rate of not less than $780,000 per year during the Term, payable in equal semi-monthly installments. Notwithstand ing the foregoing, said base salary may be increased (but not decreased) as determined by the Company in accordance with the policies of the Company and said increased salary shall thereafter be the base salary of the Executive. In addition, the Executive shall be entitled to participate, on a basis consistent with his position with the Company, in any retirement, pension, profit sharing, bonus, stock option and restricted stock award plans, and death and life insurance benefits and medical insurance programs, of the Company, now in existence or hereafter adopted, in which other executive employees participate, in accordance with the terms of any such plan, benefit or program.

                  3. Reimbursement for Expenses. The Company shall reimburse the Executive in a manner consistent with the policies of the Company for all reasonable expenses of the Company incurred or paid by the Executive in discharge of his duties hereunder.

                  4. Duties and Title of Executive. During the Term, the Executive shall have the title of Executive Vice President and Chief Financial Officer, shall report directly to the

President and Chief Operating Officer of the Company and shall have the powers, status and duties that are normally exercised in and ordinarily pertain to these positions.

                  To the extent feasible and consistent with applicable law, the Company shall use its best efforts to cause the Executive to be elected a director of the Company and a member of the Company's Executive Committee and Corporate Office.

                  The Executive's office shall be located at the Company's executive office located at 1345 Avenue of the Americas, New York, New York 10105 or in such other suitable and comparable space in New York City as the Board of Directors may select.

                  5. Acceptance by Executive. The Executive accepts the aforementioned employment at the compensation specified above. During the Term, the Executive shall devote his best efforts to the service of the Company and to the performance of the duties specified above. The Executive shall be permitted to take vacation in each year of his employment in conformance with Company vacation policy, the terms of which (as applied to the Executive) shall be no less favorable than the terms of such policy as in effect on the date hereof.

                  6. Covenant Not to Compete; Nonsolicitation. (a) Except with the prior written consent of the Company authorized by a resolution adopted by the Board of Directors of the Company, during the Term and for a period of one year after the termination of the Executive's employment for any reason, the Executive will not, and will not permit any corporation, partnership or other business entity in which the Executive has a financial interest, to engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by the Executive of not more than one percent of the capital stock of any other corporation or a one percent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 6.

                  (b) During the Term and for a period of one year after the termination of the Executive's employment for any reason, the Executive shall not personally (and shall not personally cause others to) (i) take any action to solicit or divert any material business or customers away from the Company, (ii) induce customers, potential customers, suppliers, agents or other persons under contract or otherwise associated or doing business with the Company to terminate, reduce or alter any such association or business, or (iii) induce any person employed by the Company to
(A) terminate such employment arrangement, (B) accept employment with another person, or (C) interfere with the customers or suppliers or otherwise with the Company in any manner.

                  7. Secrecy; Nondisparagement. (a) The Executive recognizes and acknowledges that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. The Executive will not, during the Term or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Company, unless such information shall have previously become public knowledge.

                  (b) The Executive agrees that he will not make any disparaging statements about the Company or the directors, officers or employees of the Company; provided that this Section 7(b) shall not apply to truthful testimony as a witness, compliance with other legal obligations, or truthful assertion of or defense against any claim or breach of this Agreement, or to the Executive's truthful statements or disclosures to officers or directors of the Company, and shall not require the Executive to make false statements or disclosures. The Company agrees that neither the directors nor the officers of the Company nor any spokesperson for the Company shall make any disparaging statements about the Executive; provided that this Section 7(b) shall not apply to truthful testimony as a witness, compliance with other legal obligations, truthful assertion of or defense against any claim of breach of this Agreement, or truthful statements or disclosures to the Executive, and shall not require false statements or disclosures to be made.

                  8. Termination. (a) Cause. The Board of Directors, by a vote of three-quarters of the entire Board of Directors, may terminate the employment of the Executive if the conduct of the Executive shall, in the opinion of the Board of Directors, constitute cause for immediate dismissal. As used in this Agreement, the term "cause" shall mean (i) the Executive's willful and material breach of Sections 6 or 7 of this Agreement; (ii) the Executive's conviction of a felony; or (iii) the Executive's engagement in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company. For purposes of this Agreement, an act or failure to act on the Executive's part shall be considered "willful" if it was done or omitted to be done by him not in good faith, and shall not include any act or failure to act resulting from any incapacity of the Executive. Notwithstanding the foregoing, a termination for "cause" shall not take effect unless the Executive has been given written notice by the Company of its intention to terminate him for "cause", such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for "cause" is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. The Executive shall have 20 days after the date that such written notice has been given to him in which to cure such conduct, to the extent such cure is possible. If he fails to cure such conduct, the Executive shall then be entitled to a hearing before the Board of Directors at which the Executive and his counsel are entitled to appear. Such hearing shall be held within 25 days of such notice to the Executive, provided he requests such hearing within 10 days of the written notice from the Company of the intention to terminate him for "cause". If, within five days following such hearing, the Executive is furnished written notice by the Board of Directors confirming that, in its judgment, grounds for "cause" on the basis of the original notice exist, he shall thereupon be terminated for "cause."

                  (b) Without Cause. The Board of Directors, by a majority vote of the entire Board of Directors, may terminate the employment of the Executive without cause.

                  (c) Disability. The Board of Directors of the Company, by a vote of a majority of the entire Board of Directors, may terminate the employment of the Executive under this Agreement if the Executive has become incapacitated or disabled to such an extent that he is incapable of performing the duties and services required to be performed hereunder for a period or periods aggregating in excess of six months in any twelve-month period.

                  (d) Death. The employment of the Executive shall terminate if the Executive shall die.

                  (e) Voluntary Termination or Retirement. The employment of the Executive shall terminate if the Executive shall voluntarily leave the employment of the Company for other than good reason or shall retire. As used herein, "good reason" shall mean (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by Section 4 of this Agreement or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) a decrease in the target annual incentive award opportunity below 56.25% of his base salary; (iii) the transfer or attempted assignment of the Executive without his consent to a location outside New York City or the assignment to the Executive of duties that require that he travel outside New York City in any fiscal year for more than the average number of days of business-related travel in the preceding three fiscal years; or (iv) any failure of the Company to comply with and satisfy Section 13(c) of this Agreement or any other material breach of this Agreement by the Company. For purposes of this Agreement, "retire" or "retirement" shall mean the Executive's voluntary termination of employment with the Company after attaining age 65 or, if earlier, the date on which the Executive is eligible to terminate employment with the Company and promptly thereafter commence receiving retirement benefits pursuant to any pension plan maintained by the Company without any reduction for the failure to attain a prescribed age.

                  (f) Good Reason. The employment of the Executive may be terminated by the Executive for good reason.

                  9.       Obligations of the Company Upon Termination.

                  (a) Cause; Voluntary Termination or Retirement. If the Executive's employment is terminated under subsections (a) or (e) of Section 8, the Company shall have no further obligations to the Executive hereunder, except that the Company shall pay to the Executive the Accrued Amounts (as hereinafter defined) and, in the case of a retirement, a Pro-Rated Bonus (as hereinafter defined). Moreover, in the case of a retirement, all of the Executive's then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the options, and all of the Executive's then outstanding restricted and deferred stock grants relating to common stock of the Company shall become immediately vested. For purposes of this Agreement, the "Accrued Amounts" means the full amount due to the Executive and not theretofore paid for base salary up to the date of such termination, the amount of any accrued but unpaid bonus on account of the last full fiscal year preceding the date of such termination and the amount of any accrued vacation pay. A "Pro-Rated Bonus" means a pro-rated bonus reflecting the number of months (treating any partial month as a full month for this purpose) in the Termination Year (as hereinafter defined) during which the Executive was employed, such bonus to be calculated and paid as soon as practicable following the end of the Termination Year. As used herein, "Termination Year" means the fiscal year in which the Executive's employment is terminated.

                  (b) Without Cause; Good Reason. If the Executive's employment is terminated pursuant to subsections (b) or (f) of Section 8, the Company shall pay to the Executive in a lump sum in cash within seven days after the date of termination the aggregate of the following amounts:

                       (i)  The Accrued Amounts;

                      (ii)  Three times the Executive's Final
         Compensation. For purposes of this Agreement, the Executive's "Final Compensation" means the sum of (A) the Executive's annual base salary as in effect immediately prior to the termination and (B) the greater of (x) the highest bonus earned by the Executive in any of the three full fiscal years preceding the date of termination and (y) the target bonus (based on the assumed attainment of 100% of the performance objectives) for the Termination Year; and

                     (iii) An amount equal to the increase in the lump-sum benefit to which the Executive would be entitled under the Carter-Wallace, Inc. Executive Pension Benefits Plan (assuming for this purpose that he had elected a lump-sum benefit payable upon his termination) if the calculation of the gross benefit thereunder (but not of any offset amounts) were modified by (A) increasing his number of years of benefit service and age by five and (B) substituting his Final Compensation for his "Modified Average Compensation" in the benefit formula.

                  In addition, for a period of three years following termination of the Executive's employment, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Executive and/or his family at least equal to those which would have been provided in accordance with the welfare benefit plans, programs, practices and policies of the Company if the Executive's employment had not been terminated, including medical, dental, disability and group life insurance plans and programs, in accordance with the most favorable plans, practices, programs or policies of the Company during the 90-day period immediately preceding the date the Executive's employment is terminated or, if more favorable, as in effect from time to time thereafter with respect to other senior executives of the Company and their families and, for purposes of eligibility for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of such three-year period and to have retired on the last day of such period. Moreover, all of the Executive's then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the options, and all of the Executive's then outstanding restricted and deferred stock grants relating to common stock of the Company shall become immediately vested.

                  (c) Disability. If the Executive's employment is terminated pursuant to subsection (c) of Section 8, the Company shall (i) pay to the Executive the Accrued Amounts and a ProRated Bonus and (ii) make, or cause to be made, payments to the Executive, including any payments made to the Executive under the

Company's Long-Term Disability Income Plan, equal to sixty percent of the Executive's annual base salary rate in effect immediately prior to the termination of employment of the Executive, payable in equal semi-monthly payments, from the date of such termination until the date on which payments would cease to be payable under the terms of such Plan as in effect on the date hereof.

                  (d)  Death.  If  the  Executive's   employment  is  terminated
pursuant to subsection (d) of Section 8, the Company shall pay to the Executive's estate the Accrued Amounts and a Pro-Rated Bonus.

                  (e) Nothing in this Section 9 shall be interpreted as reducing or eliminating any benefits to which the Executive or his beneficiaries are entitled, without regard to this Agreement, under any plan or program of the Company following a termination of employment for any reason.

                  (f) In  the  event  of any  termination  of  employment  under
Section 8, the Executive shall be under no obligation to seek other employment, and there shall be no offset against any amounts due the Executive under this Agreement on account of the remuneration attributable to any subsequent employment that the Executive may obtain. Any amounts due under this Section 9 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

                  (g) The Company shall pay fees and expenses reasonably incurred by the Executive as a result of his seeking to obtain or enforce any right or benefit provided by this Agreement, promptly and from time to time, at his request as such fees and expenses are incurred unless the Executive's actions in such regard are determined to be frivolous or in bad faith.

                  (h) The Executive agrees, as a condition to receipt of the termination payments and benefits provided for in this Section 9, that he will execute a release agreement, in a form reasonably satisfactory to the Company and the Executive, releasing any and all claims arising out of the Executive's employment (other than enforcement of this Agreement, the Executive's rights under any of the Company's incentive compensation and employee benefit plans and programs to which he is entitled under this Agreement or otherwise, and any claim for any tort for personal injury not arising out of or related to his termination of employment).

                  10. Excise Tax Gross-Up. If the Executive becomes entitled to one or more payments (including, without limitation, the vesting of any non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company (all such amounts, exclusive of additional payments pursuant to this Section 10, being referred to herein as the "Total Payments"), which are or become subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed) (the "Excise Tax"), the Company shall pay to the Executive at the time specified below an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after reduction for (x) any Excise Tax (including any penalties or interest thereon) on the Total Payments and on the Gross-Up Payment and (y) any federal, state, or local income or employment tax on the Gross-Up Payment, shall be equal to the sum of (a) the Total Payments, and (b) an amount equal to the product of any deductions disallowed for federal, state, or local income tax purposes because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income multiplied by the highest applicable marginal rate of federal, state, or local income taxation, respectively, for the calendar year in which the Gross-Up Payment is to be made.

                  For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such

Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the written opinion of independent tax counsel or auditors of nationally recognized standing selected by the Company and reasonably acceptable to the Executive ("Independent Advisors"), the Total Payments do not constitute parachute payments, or such excess parachute payments in excess of the base amount within the meaning of Section 280G(b)(3) of the Code represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code or are otherwise not subject to the Excise Tax; and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If more than one Gross- Up Payment is made (including for this purpose any parachute excise tax gross-up payment pursuant to the terms of any other plan, arrangement, or agreement with the Company), the amount of each Gross-Up Payment shall be computed so as not to duplicate any prior Gross-Up Payment.

                  For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made; (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of the Executive's adjusted gross income); and
(C) to have otherwise allowable deductions for federal, state, and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income.

                  The Gross-Up Payment shall be paid on or before the earlier of
(i) the 30th day after it has been determined that the Total Payments (or any portion thereof) are subject to the Excise Tax, or (ii) the date on which the Excise Tax becomes due and payable to the taxing authorities; provided, however, that if the amount of such Gross-Up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined by the Independent Advisors, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined by the Independent Advisors to have been due, the Executive shall repay to the Company the amount of such excess, plus interest at the rate provided in Section 1274(b)(2)(B) of the Code, within five days following the Company's demand therefor.

                  In the event that the Excise Tax is subsequently determined, in a final judicial determination or a final administrative settlement to which the Executive is a party (a "Final Determination"), to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined (but, if previously paid to the taxing authorities, not prior to the time the amount of such reduction is refunded to the Executive or otherwise realized as a benefit by the Executive), the portion of the Gross-Up Payment that would not have been paid if such Excise Tax as finally determined had been applied in initially calculating the Gross-Up Payment, plus interest on the amount of such repayment at the rate provided in
Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined in a Final Determination to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess if finally determined.

                  The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determination and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise Tax (including any interest or penalties thereon); provided, however, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. The Executive shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-Up Payment hereunder.

                  11. Remedies. In the event of a breach or threatened breach by the Executive of the provisions of Section 6 or Section 7 of this Agreement, the Company shall be entitled to seek an injunction restraining the Executive from violating either of said provisions, or any other remedy, including the recovery of damages from the Executive. If the Executive shall breach any of the provisions of Section 6 or Section 7 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to the Executive.

                  12. Assistance in Litigation. The Executive shall, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is or may become a party.

                  13. Successors. (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

                  14. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New York 10105, Attention: Board of Directors, and to the Executive, at 21

Londonderry Drive, Greenwich, Connecticut 06830, unless another address has been given to the other party hereto in writing.

                  15. Interpretation. No provision of this Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to the employment of the Executive. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.

                  16. Arbitration. The parties agree that any dispute or controversy arising under or in connection with this Agreement shall be submitted to and determined by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association and agree to be bound by the decision in any such arbitration provision.

                  17. Renewals and Amendments. This Agreement may be renewed, extended, altered or amended at any time by mutual written agreement signed by both parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              CARTER-WALLACE, INC.



                                                  By
                                                     ---------------------------
                                                        Chairman of the Board


                                                     ---------------------------
                                                            Paul A. Veteri